UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
August 31, 2016
 Date of Report (date of earliest event reported)
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OpGen, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)
(240) 813-1260
(Registrant's telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   —   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 31, 2016, Kevin Krenitsky, M.D. resigned as the President of OpGen, Inc. (the "Company"), effective immediately, to pursue other interests.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

Date: September 2, 2016	By:	/s/ Timothy C. Dec
Timothy C. Dec
Chief Financial Officer